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                                                                   Exhibit 10.19


                        PAREXEL INTERNATIONAL CORPORATION

                      AMENDED AND RESTATED 1995 STOCK PLAN

              (as amended by the Board of Directors on July 8, 1997
                                       and
               approved by the Stockholders on November ___, 1997)

INTRODUCTION:  GENERAL PROVISIONS

      1.      PURPOSE.

              A. PART I - NON-FORMULA GRANTS. Part I of this Amended and Restated 1995 Stock Plan (the "Plan") is intended to provide incentives:
      (a) to the officers and other employees of PAREXEL International Corporation (the "Company"), and of any present or future parent or subsidiary of the Company (collectively, "Related Corporations"), by providing them with opportunities to purchase stock in the Company pursuant to options granted hereunder which qualify as "incentive stock options" ("ISOs") under Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"); (b) to directors, officers, employees and consultants of the Company and Related Corporations by providing them with opportunities to purchase stock in the Company pursuant to options granted hereunder which do not qualify as ISOs ("Non-Qualified Options"); (c) to directors, officers, employees and consultants of the Company and Related Corporations by providing them with awards of stock in the Company ("Awards"); and (d) to directors, officers, employees and consultants of the Company and Related Corporations by providing them with opportunities to make direct purchases of stock in the Company ("Purchases").

              B. PART II - FORMULA GRANTS. Part II of this Plan is designed to operate as a formula plan and intended to promote the interests of the Company, with an inducement to obtain and retain the services of qualified persons who are not employees or officers of the Company to serve as members of its Board of Directors (the "Board") by providing such directors with an automatic, annual grant of Non-Qualified Options pursuant to the terms and conditions of Part II of this Plan.

              C. CERTAIN DEFINITIONS. Both ISOs and Non-Qualified Options are referred to hereafter individually as an "Option" and collectively as "Options." Options, Awards and authorizations to make Purchases are referred to hereafter collectively as "Stock Rights." As used herein, the terms "parent" and "subsidiary" mean "parent corporation" and "subsidiary corporation," respectively, as those terms are defined in Section 424 of the Code.
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      2.      ADMINISTRATION OF THE PLAN.

              A. BOARD OR COMMITTEE ADMINISTRATION. The Plan shall be administered by the Board or, subject to paragraph 2D (relating to compliance with Section 162(m) of the Code), by a committee appointed by the Board (the "Committee"). Hereinafter, all references in this Plan to the "Committee" shall mean the Board if no Committee has been appointed. With respect to Stock Rights granted pursuant to Part I of the Plan and subject to ratification of the grant or authorization of each Stock Right pursuant to Part I of the Plan by the Board (if so required by applicable state law), and subject to the terms of the Plan, the Committee shall have the authority to (i) determine the employees of the Company and Related Corporations (from among the class of employees eligible under paragraph 3 to receive ISOs) to whom ISOs shall be granted, and determine (from among the class of individuals and entities eligible under paragraph 3 to receive Non-Qualified Options and Awards and to make Purchases) to whom Non-Qualified Options, Awards and authorizations to make Purchases may be granted; (ii) determine the time or times at which Options or Awards shall be granted or Purchases made; (iii) determine the option price of shares subject to each Option, which price shall not be less than the minimum price specified in paragraph 14, and the purchase price of shares subject to each Purchase; (iv) determine whether each Option granted shall be an ISO or a Non-Qualified Option; (v) determine (subject to paragraph 15) the time or times when each Option shall become exercisable and the duration of the exercise period; (vi) determine whether restrictions such as repurchase options are to be imposed on shares subject to Options, Awards and Purchases and the nature of such restrictions, if any, and (vii) interpret the Plan and prescribe and rescind rules and regulations relating to it. With respect to Non-Qualified Options granted pursuant to
      Part II of the Plan, the terms of such Non-Qualified Options shall be as set forth in paragraphs 23 through 28. If the Committee determines to issue a Non-Qualified Option, it shall take whatever actions it deems necessary, under Section 422 of the Code and the regulations promulgated thereunder, to ensure that such Option is not treated as an ISO. The interpretation and construction by the Committee of any provisions of the Plan or of any Stock Right granted under it shall be final unless otherwise determined by the Board. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Stock Right granted under it.

              B. COMMITTEE ACTIONS. The Committee may select one of its members as its chairman, and shall hold meetings at such time and places as it may determine. Acts by a majority of the members of the Committee, or acts reduced to or approved in writing by a majority of the members of the Committee (if consistent with applicable state law), shall constitute the valid acts of the Committee. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.
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              C. GRANT OF STOCK RIGHTS TO BOARD MEMBERS. In addition to the
      Non-Qualified Options automatically granted to non-employee directors pursuant to Part II of the Plan, Stock Rights may be granted pursuant to
      Part I of this Plan to members of the Board. Members of the Board who either (i) are eligible to receive grants of Stock Rights pursuant to the Plan or (ii) have been granted Stock Rights may vote on any matters affecting the administration of the Plan or the grant of any Stock Rights pursuant to the Plan, except that no such member shall act upon the granting to himself of Stock Rights, but any such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the granting to him of Stock Rights.

              D. PERFORMANCE-BASED COMPENSATION. The Board, in its discretion, may take such action as may be necessary to ensure that Stock Rights granted under the Plan qualify as "qualified performance-based compensation" within the meaning of Section 162(m) of the Code and applicable regulations promulgated thereunder ("Performance-Based Compensation"). Such action may include, in the Board's discretion, some or all of the following (i) if the Board determines that Stock Rights granted under the Plan generally shall constitute Performance-Based Compensation, the Plan shall be administered, to the extent required for such Stock Rights to constitute Performance-Based Compensation, by a Committee consisting solely of two or more "outside directors" (as defined in applicable regulations promulgated under Section 162(m) of the Code),
      (ii) if any Non-Qualified Options with an exercise price less than the fair market value per share of Common Stock are granted under the Plan and the Board determines that such Options should constitute Performance-Based Compensation, such options shall be made exercisable only upon the attainment of a pre-established, objective performance goal established by the Committee, and such grant shall be submitted for, and shall be contingent upon shareholder approval and (iii) Stock Rights granted under the Plan may be subject to such other terms and conditions as are necessary for compensation recognized in connection with the exercise or disposition of such Stock Right or the disposition of Common Stock acquired pursuant to such Stock Right, to constitute Performance-Based Compensation.

      3. ELIGIBLE OPTIONEES. ISOs may be granted only to employees of the Company or any Related Corporation. Non-Qualified Options, Awards and authorizations to make Purchases may be granted pursuant to Part I to any employee, officer or director (whether or not also an employee) or consultant of the Company or any Related Corporation. Non-Qualified Options granted pursuant to Part II may only be granted to non-employee directors of the Company. With respect to Stock Rights granted pursuant to Part I of the Plan, the Committee may take into consideration a recipient's individual circumstances in determining whether to grant an ISO, a Non-Qualified Option, an Award or an authorization to make a Purchase. Granting of any Stock Right to any individual or entity shall neither entitle that individual or entity to, nor disqualify him from, participation in any other grant of Stock Rights.

      4. STOCK. The stock subject to Options, Awards and Purchases shall be authorized but unissued shares of Common Stock of the Company, par value $.01 per share (the "Common Stock"), or shares of Common Stock reacquired by the Company in any manner. The aggregate number of shares which may be issued pursuant to the Plan, subject to adjustment as provided in

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paragraph 11 of the Plan, is the sum of (x) 2,000,000, plus (y) a number equal to 600,000 minus the number of shares issued upon the exercise of options granted under the 1995 Non-Employee Director Stock Option Plan of the Company (the "Director Plan), subject to adjustment as provided in paragraph 11. If any Stock Right granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the unpurchased shares subject to such Stock Right shall again be available for grants of Stock Rights under the Plan.

      No employee of the Company or any Related Corporation may be granted Options to acquire, in the aggregate, more than 998,000 shares of Common Stock under the Plan. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part or shall be repurchased by the Company, the shares subject to such Option shall be included in the determination of the aggregate number of shares of Common Stock deemed to have been granted to such employee under the Plan.

      The aggregate number of shares which may be issued pursuant to Part II shall not exceed 540,000 shares, minus the number of shares issued upon the exercise of options granted under the Director Plan, subject to adjustment in accordance with paragraph 11 of the Plan.

      5. MEANS OF EXERCISING STOCK RIGHTS. A Stock Right (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address. Such notice shall identify the Stock Right being exercised and specify the number of shares as to which such Stock Right is being exercised, accompanied by full payment of the purchase price therefor either (a) in United States dollars in cash or by check, (b) at the discretion of the Committee, through delivery of shares of Common Stock owned by the optionee free and clear of any restrictions (other than those arising under securities laws) for at least six months having a fair market value equal as of the date of the exercise to the cash exercise price of the Stock Right, (c) at the discretion of the Committee and consistent with applicable law, through the delivery of an assignment to the Company of a sufficient amount of the proceeds from the sale of the Common Stock acquired upon exercise of the Stock Right and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be at the participant's direction at the time of exercise, or (d) at the discretion of the Committee, by any combination of (a),
(b) and (c) above. If the Committee exercises its discretion to permit payment of the exercise price of an ISO by means of the methods set forth in clauses
(b), (c) or (d) of the preceding sentence, such discretion shall be exercised in writing at the time of the grant of the ISO in question. The holder of a Stock Right shall not have the rights of a shareholder with respect to the shares covered by his Stock Right until the date of issuance of a stock certificate to him for such shares. Except as expressly provided in paragraph 11 below with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued. The stock certificates representing such shares shall carry such appropriate legend, and such written instructions shall be given to the Company's transfer agent, as may be deemed necessary or advisable by counsel to the Company in order to comply with the requirements of the Securities Act of 1933, as amended, (the "Act") or any state securities laws.
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         6. APPLICATION OF FUNDS. The proceeds received by the Company from the sale of shares pursuant to Options granted and Purchases authorized under the Plan shall be used for general corporate purposes.

         7. WITHHOLDING OF ADDITIONAL INCOME TAXES. Upon the exercise of a Non-Qualified Option, the transfer of a Non-Qualified Option pursuant to an arms-length transaction, the grant of an Award, the making of a Purchase of Common Stock for less than its fair market value, the making of a Disqualifying Disposition (as described in paragraph 22), the vesting or transfer of restricted stock or securities acquired on the exercise of a Stock Right hereunder, or the making of a distribution or other payment with respect to such stock or securities, the Company may withhold taxes in respect of amounts that constitute compensation includible in gross income. The Committee in its discretion may condition (i) the exercise of an Option, (ii) the transfer of a Non-Qualified Option, (iii) the grant of an Award, (iv) the making of a Purchase of Common Stock for less than its fair market value, or (v) the vesting or transferability of restricted stock or securities acquired by exercising a Stock Right, on the grantee's making satisfactory arrangement for such withholding. Such arrangement may include payment by the grantee in cash or by check of the amount of the withholding taxes or, at the discretion of the Committee, by the grantee's delivery of previously held shares of Common Stock held by the grantee for at least six months or the withholding from the shares of Common Stock otherwise deliverable upon exercise of a Stock Right shares having an aggregate fair market value equal to the amount of such withholding taxes.

         8. GOVERNMENTAL AND SECURITIES LAW REGULATION.

              A. The Company's obligation to sell and deliver shares of the Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares. The Company shall have no obligation to deliver any stock certificate or certificates upon exercise of an Option until one of the following conditions shall be satisfied:

              (i) The shares with respect to which the Option has been exercised are at the time of the issue of such shares effectively registered under applicable Federal and state securities laws as now in force or hereafter amended; or

              (ii) Counsel for the Company shall have given an opinion that such shares are exempt from registration under Federal and state securities laws as now in force or hereafter amended; and the Company has complied with all applicable laws and regulations with respect thereto, including without limitation all regulations required by any stock exchange upon which the Company's outstanding Common Stock is then listed.

              B. If in the opinion of legal counsel for the Company the issuance or sale of any shares of Common Stock pursuant to the exercise of an Option would not be lawful for any reason, including without limitation the inability of the Company to obtain from any

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      governmental authority or regulatory body having jurisdiction the authority deemed by such counsel to be necessary to such issuance or sale, the Company shall not be obligated to issue or sell any shares of Common Stock pursuant to the exercise of an Option to an optionee or any other authorized person unless a registration statement that complies with the provisions of the Act in respect of such shares of Common Stock is in effect at the time thereof, or other appropriate action has been taken under and pursuant to the terms and provisions of the Act, or the Company receives evidence satisfactory to such counsel that the issuance and sale of such shares of Common Stock, in the absence of an effective registration statement or other appropriate action, would not constitute a violation of the Act or any applicable state securities law. The Company is in no event obligated to register any such shares of Common Stock, to comply with any exemption from registration requirements or to take any other action which may be required in order to permit, or to remedy or remove any prohibition or limitation on, the issuance or sale of such shares of Common Stock of any optionee or other authorized person.

              C. Government regulations may impose reporting or other obligations on the Company with respect to the Plan. For example, the Company may be required to send tax information statements to employees and former employees that exercise ISOs under the Plan, and the Company may be required to file tax information returns reporting the income received by grantees of Stock Rights in connection with the Plan.

              D. If requested by the Company, an optionee shall deliver to the Company written representations and warranties upon exercise of the Option that are necessary to show compliance with Federal and state securities laws, including representations and warranties to the effect that a purchase of shares under an Option granted pursuant to this Plan is made for investment and not with a view to their distribution (as that term is used in the Act.)

      9. COMPLIANCE WITH REGULATIONS. It is the Company's intent that the Plan comply in all respects with Section 162(m) of the Code and Rule 16b-3 under the Securities Exchange Act of 1934 (or any successor or amended version thereof) and any applicable Securities and Exchange Commission interpretations thereof ("Rule 16b-3"). If any provision of this Plan is deemed not to be in compliance with Rule 16b-3, the provision shall be null and void.

      10. GOVERNING LAW; CONSTRUCTION. The validity and construction of the Plan and the instruments evidencing Stock Rights shall be governed by the laws of the Commonwealth of Massachusetts, or the laws of any jurisdiction in which the Company or its successors in interest may be organized. In construing this Plan, the singular shall include the plural and the masculine gender shall include the feminine and neuter, unless the context otherwise requires.

      11. ADJUSTMENTS. Upon the occurrence of any of the following events, an optionee's rights with respect to Options granted to him shall be adjusted as hereinafter provided, unless otherwise specifically provided in the written agreement between the optionee and the Company relating to such Option:
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              A. STOCK DIVIDENDS AND STOCK SPLITS. If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of outstanding Options, as well as any Non-Qualified Options to be granted under Part II, shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

              B. CONSOLIDATIONS OR MERGERS. If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), the Committee or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board"), shall, as to outstanding Options granted pursuant to Part I of the Plan, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the shares then subject to such Options the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition; or (ii) upon written notice to the optionees, provide that all Options granted pursuant to Part I must be exercised, to the extent then exercisable, within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or (iii) terminate all Options granted pursuant to Part I in exchange for a cash payment equal to the excess of the fair market value of the shares subject to such Options (to the extent then exercisable) over the exercise price thereof. In the event of a reorganization, recapitalization, merger, consolidation, or any other change in the corporate structure or shares of the Company, to the extent permitted by Rule 16b-3, adjustments in the number and kind of shares authorized by Part II and in the number and kind of shares covered by, and in the option price of outstanding Options under Part II necessary to maintain the proportionate interest of the optionee and preserve, without exceeding, the value of such Option shall be made.

              C. RECAPITALIZATION OR REORGANIZATION. In the event of a recapitalization or reorganization of the Company (other than a transaction described in subparagraph B above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, an optionee upon exercising an Option granted pursuant to Part I shall be entitled to receive for the purchase price paid upon such exercise the securities he would have received if he had exercised his Option prior to such recapitalization or reorganization.

              D. MODIFICATION OF ISOS. Notwithstanding the foregoing, any adjustments made pursuant to subparagraphs A, B or C with respect to ISOs shall be made only after the Committee, after consulting with counsel for the Company, determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 424 of the
      Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Committee determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs or would cause adverse tax consequences to the holders, it may refrain from making such adjustments.
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              E. DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, each Option granted pursuant to this Plan will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Committee.

              F. ISSUANCES OF SECURITIES. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

              G. FRACTIONAL SHARES. No fractional shares shall be issued under the Plan and the optionee shall receive from the Company cash in lieu of such fractional shares.

              H. ADJUSTMENTS. Upon the happening of any of the events described in subparagraphs A, B or C above, the class and aggregate number of shares set forth in paragraph 4 hereof that are subject to Stock Rights which previously have been or subsequently may be granted shall also be appropriately adjusted to reflect the events described in such subparagraphs.

      12. TERM AND AMENDMENT OF PLAN. This Plan was initially adopted by the Board on September 14, 1995 and approved by the Stockholders of the Company on November 3, 1995, and amended and restated by the Board on July 8, 1997 subject, with respect to the validation of ISOs granted under the Plan, to approval of the Plan by the stockholders of the Company at the next Annual Meeting (or Special Meeting in Lieu of Annual Meeting) of Stockholders. The Plan shall expire at the end of the day on September 13, 2005 (except as to Options outstanding on that date). The Board may terminate or amend the Plan in any respect at any time, except that, without the affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy and voting on such matter obtained within 12 months before or after the Board adopts a resolution authorizing any of the following actions: (a) the total number of shares that may be issued under the Plan may not be increased (except by adjustment pursuant to paragraph 11); (b) the benefits accruing to participants under the Plan may not be materially increased; (c) the requirements as to eligibility for participation in the Plan may not be materially modified; (d) the provisions of paragraph 3 regarding eligibility for grants of ISOs may not be modified; (e) the provisions of paragraph 14 regarding the exercise price at which shares may be offered pursuant to ISOs may not be modified (except by adjustment pursuant to paragraph 11); (f) the expiration date of the Plan may not be extended; and (g) the Board may not take any action which would cause the Plan to fail to comply with Rule 16b-3. Except as otherwise provided in this paragraph 12, in no event may action of the Board or stockholders alter or impair the rights of a grantee, without his consent, under any Stock Right previously granted to him.
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PART I:  NON-FORMULA GRANTS

      13.     NON-FORMULA GRANT OF STOCK RIGHTS.

              Stock Rights may be granted under this Part I at any time prior to September 14, 2005. The date of grant of a Stock Right under this Part I will be the date specified by the Committee at the time it grants the Stock Right; provided, however, that such date shall not be prior to the date on which the Committee acts to approve the grant.

      14.     MINIMUM OPTION PRICE; ISO LIMITATIONS.

              A. PRICE FOR NON-QUALIFIED OPTIONS. Subject to paragraph 2D, the exercise price per share specified in the agreement relating to each Non-Qualified Option granted under Part I shall in no event be less than the minimum legal consideration required therefor under the laws of the Commonwealth of Massachusetts or the laws of any jurisdiction in which the Company or its successors in interest may be organized.

              B. PRICE FOR ISOS. The exercise price per share specified in the agreement relating to each ISO granted under the Plan shall not be less than the fair market value per share of Common Stock on the date of such grant. In the case of an ISO to be granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Related Corporation, the price per share specified in the agreement relating to such ISO shall not be less than one hundred ten percent (110%) of the fair market value per share of Common Stock on the date of grant. For purposes of determining stock ownership under this paragraph, the rules of Section 424(d) of the Code shall apply.

              C. $100,000 ANNUAL LIMITATION ON ISO VESTING. Each eligible employee may be granted Options treated as ISOs only to the extent that, in the aggregate under this Plan and all incentive stock option plans of the Company and any Related Corporation, ISOs do not become exercisable for the first time by such employee during any calendar year with respect to stock having a fair market value (determined at the time the ISOs were granted) in excess of $100,000. The Company intends to designate any Options granted in excess of such limitation as Non-Qualified Options.

              D. DETERMINATION OF FAIR MARKET VALUE. If, at the time an Option is granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such Option is granted and shall mean (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the Nasdaq National Market, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if

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      the Common Stock is not reported on the Nasdaq National Market.
      However, if the Common Stock is not publicly traded at the time an Option is granted under the Plan, "fair market value" shall be deemed to be the fair value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

      15. OPTION DURATION. Subject to earlier termination as provided in paragraphs 17 and 18, each Option granted pursuant to this Part I shall expire on the date specified by the Committee, but not more than (i) eight years from the date of grant in the case of Options generally and (ii) five years from the date of grant in the case of ISOs granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Related Corporation, as determined under paragraph 14B. Subject to earlier termination as provided in paragraphs 17 and 18, the term of each ISO shall be the term set forth in the original instrument granting such ISO, except with respect to any part of such ISO that is converted into a Non-Qualified Option pursuant to paragraph 21.

      16. EXERCISE OF OPTION. Subject to the provisions of paragraphs 17 through 21, each Option granted under this Part I shall be exercisable as follows:

            A. VESTING. The Option shall either be fully exercisable on the date of grant or shall become exercisable thereafter in such installments as the Committee may specify.

            B. FULL VESTING OF INSTALLMENTS. Once an installment becomes exercisable it shall remain exercisable until expiration or termination of the Option, unless otherwise specified by the Committee.

            C. PARTIAL EXERCISE. Each Option or installment may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable.

              D. ACCELERATION OF VESTING. The Committee shall have the right to accelerate the date of exercise of any installment of any Option granted pursuant to Part I; provided that the Committee shall not, without the consent of an optionee, accelerate the exercise date of any installment of any Option granted to any employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to paragraph 21) if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in paragraph 14C.

      17. TERMINATION OF EMPLOYMENT. If an ISO optionee ceases to be employed by the Company and all Related Corporations other than by reason of death or disability as defined in paragraph 18, no further installments of his ISOs shall become exercisable, and his ISOs shall terminate after the passage of sixty (60) days from the date of termination of his employment, but in no event later than on their specified expiration dates, except to the extent that such ISOs (or

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unexercised installments thereof) have been converted into Non-Qualified Options pursuant to paragraph 21. For purposes of this paragraph 17, employment shall be considered as continuing uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations or governmental service) provided that the period of such leave does not exceed 90 days or, if longer, any period during which such optionee's right to reemployment is guaranteed by statute or contract. A bona fide leave of absence with the written approval of the Committee shall not be considered an interruption of employment under this paragraph 17, provided that such written approval contractually obligates the Company or any Related Corporation to continue the employment of the optionee after the approved period of absence. ISOs granted under the Plan shall not be affected by any change of employment within or among the Company and Related Corporations, so long as the optionee continues to be an employee of the Company or any Related Corporation. Nothing in the Plan shall be deemed to give any grantee of any Stock Right the right to be retained in employment or other service by the Company or any Related Corporation for any period of time.

      18.     DEATH; DISABILITY.

              A. DEATH. If an ISO optionee ceases to be employed by the Company and all Related Corporations by reason of his death, any ISO of his may be exercised, to the extent of the number of shares with respect to which he could have exercised it on the date of his death, by his estate, personal representative or beneficiary who has acquired the ISO by will or by the laws of descent and distribution, at any time prior to the earlier of the specified expiration date of the ISO or 180 days from the date of the optionee's death.

              B. DISABILITY. If an ISO optionee ceases to be employed by the Company and all Related Corporations by reason of his disability, he shall have the right to exercise any ISO held by him on the date of termination of employment, to the extent of the number of shares with respect to which he could have exercised it on that date, at any time prior to the earlier of the specified expiration date of the ISO or 180 days from the date of the termination of the optionee's employment. For the purposes of the Plan, the term "disability" shall mean "permanent and total disability" as defined in Section 22(e)(3) of the Code or any successor statute.

      19. TRANSFERABILITY AND ASSIGNABILITY. Except as set forth below, (i) no Stock Right shall be assignable or transferable by an optionee except by will or by the laws of descent and distribution; and (ii) during the lifetime of the optionee each Stock Right granted under this Part I shall be exercisable only by him. Notwithstanding the foregoing, the Committee may, in its discretion, authorize all or a portion of any Non-Qualified Option granted under this Part I to be transferable by the optionee to (i) the spouse, children or grandchildren of the optionee ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (iii) a partnership of which such Immediate Family Members are the only partners, provided that (x) only the Committee may in its discretion permit transfers to other persons or entities, (y) the stock option agreement pursuant to which the Non-Qualified Option is granted must be approved by the Committee, and must expressly provide for transferability at the date of grant in a manner consistent with the Plan, and (z) subsequent transfers of the transferred

Non-Qualified Option shall be prohibited except in accordance with this paragraph. Following any such transfer, the Non-Qualified Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of paragraph 11, hereof, the term "optionee" shall be deemed to refer to the transferee. The events of termination of Business Relationship set forth in the grantee's option agreement shall continue to be applied with respect to the original optionee, following which the Non-Qualified Option shall be exercisable by the transferee only to the extent, and for the periods specified therein.

      20. TERMS AND CONDITIONS OF OPTIONS. Options granted pursuant to this Part I shall be evidenced by instruments (which need not be identical) in such forms as the Committee may from time to time approve. Such instruments shall conform to the terms and conditions set forth in paragraphs 14 through 19 hereof and may contain such other provisions as the Committee deems advisable which are not inconsistent with the Plan, including restrictions applicable to shares of Common Stock issuable upon exercise of Options. The Committee may specify that any Non-Qualified Option granted pursuant to this Part I shall be subject to the restrictions set forth herein with respect to ISOs, or to such other termination and cancellation provisions as the Committee may determine. The Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the Company to execute and deliver such instruments. The proper officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

      21. CONVERSION OF ISOS INTO NON-QUALIFIED OPTIONS. The Committee, at the written request or with the written consent of any optionee, may in its discretion take such actions as may be necessary to convert such optionee's ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the optionee is an employee of the Company or a Related Corporation at the time of such conversion. Such actions may include, but shall not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such ISOs. At the time of such conversion, the Committee (with the consent of the optionee) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Committee in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in this
Part I shall be deemed to give any optionee the right to have such optionee's ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Committee takes appropriate action.

      22. NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION. By accepting an ISO, each optionee agrees to notify the Company in writing immediately after he makes a Disqualifying Disposition (as described in Sections 421, 422 and 424 of the Code and regulations thereunder) of any stock acquired pursuant to the exercise of ISOs granted under this Part I. A Disqualifying Disposition is generally any disposition occurring within two years of the date the ISO was granted or within one year of the date the ISO was exercised, whichever period ends later.

PART II:  FORMULA GRANTS

      23. AUTOMATIC FORMULA GRANTS OF NON-QUALIFIED OPTIONS TO NON-EMPLOYEE DIRECTORS. On the 1st business day in July in each year beginning in July 1998, each member of the Board who is not an employee or officer of the Company on such date and who has served as a member of the Board since the last meeting of stockholders at which directors were elected, shall be automatically granted an option, subject to adjustment in accordance with paragraph 11, to purchase: (i) 1,000 shares of the Common Stock, multiplied by the number of Board meetings physically attended by such person during the immediately preceding fiscal year; plus (ii) 500 shares of the Common Stock, multiplied by the number of Board meetings such person participated in by telephone during the immediately preceding fiscal year; plus (iii) 1,000 shares of the Common Stock, multiplied by the number of committee meetings (other than committee meetings held on the same day as full Board meetings) physically attended by such person during the immediately preceding fiscal year; plus (iv) 500 of the Common Stock, multiplied by the number of committee meetings such person participated in by telephone during the immediately preceding fiscal year; plus (v) 500 shares of the Common Stock, multiplied by the number of committee meetings held on the same day as a Board meeting and physically attended by such person during the immediately preceding fiscal year; provided, however, that (A) the aggregate number of shares granted pursuant to clauses (i) and (ii) above shall not exceed 7,500 shares in connection with any grant in any year under this paragraph 23; (B) the aggregate number of shares granted pursuant to clauses (iii), (iv) and (v) above shall not exceed 3,750 shares per committee in connection with any grant in any year under this paragraph 23; and (C) the aggregate number of shares granted pursuant to clauses (iii), (iv) and (v) above shall not exceed 7,500 shares in connection with any grant in any year under this paragraph 23.

      Except for the specific Options referred to in this paragraph 23, no other Options shall be granted under this Part II.

      24. OPTION PRICE. The purchase price of the shares of Common Stock covered by any Option granted pursuant to this Part II shall be 100% of the fair market value of such shares on the day the option is granted, determined in accordance with Section 14D. The option price will be subject to adjustment in accordance with the provisions of paragraph 11 of this Plan.

      25. PERIOD OF OPTION. Unless sooner terminated in accordance with the provisions of paragraph 27, an Option granted pursuant to this Part II shall expire on the date which is eight (8) years after the date of grant of the Option.

      26.     VESTING OF SHARES AND TRANSFERABILITY OF OPTIONS.

              A.     VESTING.

              No Option granted under this Part II shall be exercisable until it becomes vested, and shall vest and thus become exercisable for the fraction of shares subject to such

              Option set forth opposite the applicable date below (rounded up to the nearest whole share):

              one year from the        -     one-third of shares subject to the
              date of grant                       Option

              two years from the       -     an additional one-third of
              date of grant                       shares subject to the Option

              three years from the     -     an additional one-third of
              date of grant                       shares subject to the Option

              Each of the dates on which an installment of the Option becomes exercisable pursuant to this paragraph 26 shall be referred to as the "Annual Vesting Date".

              In addition to the number of shares as to which the Option may be exercised in accordance with this paragraph 26, if the optionee ceases to be a director of the Company for any reason, other than by reason of a voluntary resignation by such director, the optionee may exercise an Option granted pursuant to this Part II for the additional number of shares as is determined by multiplying (i) the number of shares that would otherwise vest on the next anniversary of the date of grant by (ii) the quotient obtained by dividing (A) the number of full months elapsed between the later of the date on which the Option was granted to the Optionee and the most recent Annual Vesting Date Prior to the date the Optionee ceased to be a director of the Company (the "Termination Date") and the Termination Date divided by (B) 12, provided, however, such number of shares shall be rounded down to the nearest whole number of shares.

              Notwithstanding the foregoing and notwithstanding the last sentence of paragraph 11B, upon a Change of Control (as defined below), any then-unexercisable portion of a Option granted pursuant to this Part II shall become immediately and fully exercisable. For purposes of this paragraph 26A, "Change of Control" shall mean the closing of: (i) a merger, consolidation, liquidation or reorganization of the Company into or with another Company or other legal person, after which merger, consolidation, liquidation or reorganization the capital stock of the Company outstanding prior to consummation of the transaction is not converted into or exchanged for or does not represent more than 50% of the aggregate voting power of the surviving or resulting entity; (ii) the direct or indirect acquisition by any person (as the term "person" is used in Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended) of more than 50% of the voting capital stock of the Company, in a single or series of related transactions; or (iii) the sale, exchange, or transfer of all or substantially all of the Company's assets (other than a sale, exchange or transfer to one or more entities where the stockholders of the Company immediately before such sale, exchange or transfer retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the entities to which the assets were transferred).

              B. TRANSFERABILITY AND ASSIGNABILITY. Except as set forth below,
      (i) no Non-Qualified Options granted pursuant to this Part II shall be assignable or transferable by the optionee except by will or by the laws of descent and distribution; and (ii) during the lifetime of the optionee each Non-Qualified Option granted pursuant to this Part II shall be exercisable only by the optionee. Notwithstanding the foregoing, all or a portion of the Non-Qualified Options granted pursuant to this Part II to an optionee will be transferable by such optionee to (i) the spouse, children or grandchildren of the optionee ("Immediate Family Members"),
      (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (iii) a partnership of which such Immediate Family Members are the only partners, provided that subsequent transfers of the transferred Non-Qualified Option shall be prohibited except in accordance with this paragraph 26B. Following any such transfer, any such Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of paragraph 11, hereof the term "optionee" shall be deemed to refer to the transferee. The termination of Option Rights set forth in paragraph 27 hereof shall continue to be applied with respect to the original optionee, following which the Options shall be exercisable by the transferee only to the extent, and for the periods specified therein.

      27. TERMINATION OF OPTION RIGHTS. In the event an optionee ceases to be a member of the Board for any reason, any then unexercised portion of Options granted to such optionee shall, to the extent not then vested, immediately terminate and become void; any portion of an Option which is then vested but has not been exercised at the time the optionee so ceases to be a member of the Board may be exercised, to the extent it is then vested, by the optionee within 270 days of the date the optionee ceased to be a member of the Board; and all Options shall terminate after such 270 days have expired.

      28. OPTION AGREEMENT. Each Non-Qualified Option granted under the provisions of this Part II shall be evidenced by an option agreement, which agreement shall be duly executed and delivered on behalf of the Company and by the optionee to whom such Option is granted. The option agreement shall contain such terms, provisions and conditions not inconsistent with this Plan as may be determined by the officer executing it.